UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

Anika Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Wiggins Avenue
Bedford, MA		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 457-9000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934: Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission, or the SEC, issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), or the SEC Order, that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the COVID-19 pandemic.

We are relying on the SEC Order to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, or the Quarterly Report, due to circumstances related to the COVID-19 pandemic. The extension of time is necessary due to unanticipated delays we have experienced in connection with COVID-19. Disruptions and changes to our business caused by COVID-19 have required that we perform additional analyses relating to COVID-19’s potential impact on our consolidated financial statements, including impairment to goodwill, especially in the context of our acquisitions of Arthrosurface, Incorporated and Parcus Medical, LLC in the quarter ended March 31, 2020.

Although we can provide no assurance, we presently intend to file the Quarterly Report on or before May 22, 2020, but, in any event, no later than June 25, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 11, 2020.

In addition, in light of ongoing developments related to COVID-19, we are supplementing the risk factors previously disclosed under Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, or the 2019 Form 10-K, with the following risk factor:

The COVID-19 pandemic has affected, and may continue to adversely affect for the foreseeable future, our global operations, financial condition and results of operations.

A novel strain of coronavirus, COVID-19, originated in Wuhan, China, in December 2019. As COVID-19 reached a global pandemic level in the last weeks of the quarter ended March 31, 2020, we experienced significant decline in procedure volume in many jurisdictions worldwide, including the U.S. and Western Europe, as healthcare systems diverted resources to meet the increasing demands of managing COVID-19. In addition, the American College of Surgeons, U.S. surgeon general, and other public health bodies have recommended delaying elective surgeries during the COVID-19 pandemic, and surgeons and medical societies are evaluating the risks of minimally invasive surgeries in the presence of infectious diseases, which we expect will continue to negatively impact the usage of our products and the number of procedures performed.

The virus has impacted Italy, which as of May 2020, reportedly had among the highest number of coronavirus infections in the world. Though it represents a relatively small percentage of our consolidated business, we conduct commercial activity, product development, sales and inventory management and other services in our Padova, Italy location, and those business operations have been and could continue to be subject to potential business interruptions arising from protective measures that have been and may yet be taken by the Italian government or other agencies or governing bodies. Business disruptions elsewhere in the world could also negatively affect the sources and availability of components and materials that are essential to the operation of our business in both Italy and the United States.

To mitigate the spread of COVID-19, we have transitioned a significant subset of our employee population to a remote work environment, which may exacerbate various cybersecurity risks to our business, including an increased demand for information technology resources, an increased risk of phishing and other cybersecurity attacks, and an increased risk of unauthorized dissemination of sensitive personal information or proprietary or confidential information. In addition, employee disruptions and remote working environments related to the COVID-19 pandemic and the federal, state and local responses to the pandemic, has impacted and could continue to impact the efficiency and pace with which we work and develop our product candidates and our manufacturing capabilities.

While we are working diligently to accelerate integration activities, specifically with respect to our commercial and product development functions, the employee disruptions, communication challenges and management diversion created by the pandemic present particular challenges to our integration of our recent acquisitions of Arthrosurface and Parcus Medical, and could make it difficult to effectively and timely complete our integration goals. See “Risk Factors—Risks Related to Our Business and Industry—We may not generate the expected benefits of our recent acquisitions, and the integration of those acquisitions could disrupt our ongoing business, distract our management and increase our expenses” in the 2019 Form 10-K for additional information. We will record an impairment to goodwill and a reduction in the fair value of contingent consideration in connection with the acquisitions that will be driven by an increase in the significant uncertainty surrounding the effect that COVID-19 will have on near-term cash flows of our new subsidiaries.

We are unable to accurately predict the full impact that the ongoing COVID-19 pandemic will have on our results of operations, financial condition and clinical studies due to numerous factors that are not within our control, including the duration and severity of the pandemic. Stay-at-home orders, business closures, travel restrictions, supply chain disruptions, employee illness or quarantines, and other extended periods of interruption to our business have resulted and could continue to result in disruptions to our operations, which have had and could continue to have adverse impacts on the growth of our business, have and could continue to cause us to cease or delay operations, and could prevent our customers from receiving shipments or processing payments.

In addition, the COVID-19 pandemic has resulted in ongoing volatility in financial markets. If our access to capital is restricted or associated borrowing costs increase as a result of developments in financial markets relating to the COVID-19 pandemic, our operations and financial condition could be adversely impacted.

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, concerning, but not limited to, the unprecedented impact of COVID-19 pandemic on our business, employees, service providers, shareholders and other stakeholders. The SEC encourages companies to disclose forward-looking statements so that investors can better understand a company’s future prospects and make informed investment decisions. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “will,” “likely,” “may,” “believe,” “expect,” “anticipate,” “intend,” “seek,” “designed,” “develop,” “would,” “future,” “can,” “could,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. All statements other than statements of historical facts included in this Current Report regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements.

Please refer to the factors set forth under the heading “Risk Factors” in the 2019 Form 10-K for additional important factors that we believe could cause actual results to differ materially from those in our forward-looking statements. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

By:	/s/ Sylvia Cheung
Chief Financial Officer

Dated: May 7, 2020